Fleming Capital Mutual Fund Group, Inc.
              Supplement to the Prospectus dated September 30, 1997

FINANCIAL HIGHLIGHTS
--------------------

The following table is be inserted on page 6 of the prospectus.

The financial information of a share of the Fleming Fund and the Fledgling Fund (the "Funds") outstanding during the period from November 13, 1997 and November 14, 1997 (commencement of operations) to March 31, 1998 included in this table has been derived from the financial record of the Funds without examination by the Fund's independent accountants, who do not express an opinion thereon.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.
                              FINANCIAL HIGHLIGHTS
                                    Unaudited

                                            Fleming Fund              Fleming Fledgling Fund
                                            November 13, 1997*        November 14, 1997*
                                            to March 31, 1998         to March 31, 1998
                                            -----------------         -----------------

Net Asset Value, Beginning of Period             $ 10.00                    $ 10.00
                                                 -------                    -------

Income from Investment Operations
Net Investment Income                               0.08                       0.03
Net Realized and Unrealized gains
      on Investments                                1.85                       1.59
                                                 -------                    -------
Total from Investment Operations                    1.93                       1.62
                                                 -------                    -------

Less Distributions:
Dividends from net investment income#              (0.03)                     (0.02)
                                                 -------                    -------

Net Asset Value, End of Period                   $ 11.90                    $ 11.60
                                                 =======                    =======

Total Return+                                      19.34%                     16.18%

Net Assets at End of Period ('000)               $ 2,355                    $ 1,355

Ratio of Expenses to Average Net Assets
     Before Expense Reimbursement++                 9.83%                     13.80%
     After Expense Reimbursement++                  1.25%                      1.35%
Ratio of Net Investment Income to Average
Net Assets (Net of Expense Reimbursement)++         1.47%                      0.29%

Portfolio Turnover Rate+                           32.01%                     35.20%

Average Commission Rate Paid(1)                  $0.0685                    $0.0566

* Commencement of operations
# Net investment income per share has been computed before adjustments for book/tax differences
+ Not annualized
++ Annualized
(1) The Funds are required to disclose the average commission rate paid per share of common stock investments purchased or sold.


RISK FACTORS
------------

The following paragraph is to be inserted on page 7 of the Prospectus.

Year 2000. Like other mutual funds and financial and business organizations around the world, the Fund could be adversely affected if the computer systems used by it, the Advisor and other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The Fund and Advisor are taking steps that are reasonably designed to address the Year 2000 issue with respect to the computer systems they use and to obtain satisfactory assurances that comparable steps are being taken by each of the Fund's service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Fund

                  The date of this Supplement is April 30, 1998